UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

February 3, 2016

Date of Report (Date of Earliest event reported)

Ultimate Rack Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54858	45-4078710
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

187 SW 7 St. #A Miami, FL 33130
(Address of principal executive offices)

Registrant's telephone number, including area code:	972-535-8931

________________________N/A ___________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ultimate Rack Inc.

CURRENT REPORT ON FORM 8-K

ITEM 5.01  Changes in Control of Registrant

In connection with the private transfer of 120,000,000 million common restricted shares from one shareholder to another on February 3, 2016, Patrick Kyle became controlling person of Ultimate Rack, Inc., which equates to 77.5% of the total outstanding shares.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Departures of Directors

On February 3, 2016, Kevin Bobryk was removed as a director by 77.5% majority shareholder consent.

(b)  Departures of Principal Officers

On February 3, 2016, Kevin Bobryk was removed as

President and Chief Operating Officer by 77.5% majority shareholder consent.  Mr. Bobryk no longer has an officer position.

(c)  Appointment of Principal Officers

Effective February 3, 2016, the following individual was appointed as President, CEO, and CFO (“New Officer”):

Patrick Kyle- Age 53 – Mr. Kyle attended Mid-America Christian University and later California State University, Fullerton.  His first management position was at United Parcel Service as an Area Manager from 1982 to 1994.  From 1994 to 2004, he was a Regional Manager for Zep/Enforcer with the nation-wide introduction and  roll out of several new product lines through Lowe's and Home Depot retail outlets. Mr. Kyle’s team was number one in the nation for two consecutive years both in sales and program implementation, establishing company-wide best practices, developing highly successful regional teams built on these practices.  He was the founder and became the President of New Reformation Press (now 1517Legacy Project) from 2007 to 2012, a pioneer in leveraging the internet for Independent Christian Publishing. Subsequently he founded TVA LLC, bringing cutting edge propagation and disease fighting technologies to indoor agriculture. During his tenure as Vice President of TVA LLC from 2011 to 2015, he oversaw double digit sales increases and grew the company into a multi-million dollar enterprise.

There is no officer employment or compensation agreement with Mr. Kyle in place.

(d)  Appointment of Directors

Effective February 3, 2016, Patrick Kyle was appointed as a new member of our board of directors.

There is no employment or compensation agreement, or director compensation plan in place with Mr. Kyle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016 Ultimate Rack, Inc. By: /s/ Patrick Kyle Name: Patrick Kyle Title: President, CEO, and CFO (Principal Executive, Financial and Accounting Officer)